Smith Barney Futures Management Inc.
                              390 Greenwich Street
                               New York, NY 10013

By EDGAR

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C. 20549

RE:  Smith Barney Westport Futures Fund L.P
     Supplement to Registration Statement on Form S-1
     File No. 333-24923

Ladies and Gentlemen:

     On Behalf of Smith Barney Westport Futures Fund L.P. (the "Partnership") I am transmitting herewith for filing, pursuant to Rule 424 (b) (3) of the Securities Act of 1933, as amended, a Supplement dated December 31, 1997 to the Partnership's final prospectus dated May 30, 1997.

Should you have any questions, please telephone me at 723-5424.

Very truly yours,

/s/ Daniel A. Dantuono
    Daniel A. Dantuono
    Chief Financial Officer and
    Director

Enclosures

                                  Smith Barney
                           Westport Futures Fund L.P.
                                  December 1997

The redemption value of the Smith Barney Westport Futures Fund L.P. was $1,011.49 per unit at the end of December, up $42.62 or 4.4% from the close of November.

The following comments pertain to the trading activities of the Fund's advisor, John W. Henry & Company, Inc.

In December, solid profits were incurred in positions in currencies, metals, global interest rates and energy. Positions in the Japanese financial markets -- including the Nikkei, yen and government bond -- produced the largest gain as investors continued their flight of foreign capital to the U.S. and other European major markets, amid increasing turbulence in Asian markets.

As gold prices pursued their steep path downward and silver prices reached an eight-year high on strong global demand, JWH was positioned early on to realize profits in both metals for the month of December. Profits were also achieved in Copper.

Positions in crude oil profited as prices declined on reduced tensions in the Middle East and the prospect for increased production quotas from OPEC.

Note from Smith Barney Futures Management
We appreciate your continued investment in the Fund and look forward to serving your managed futures investment needs in 1998. For more information on this Fund or information about other Smith Barney managed futures programs, please contact your Smith Barney Financial Consultant.

Important Note From the General Partner

Smith Barney Holdings Inc., the parent company of Smith Barney Futures Management Inc. ("SBFMI") has merged with Salomon Brothers Holding Inc. The parent company of SBFMI is now called Salomon Smith Barney Holdings Inc.






Smith Barney Futures Management Inc.

                                  Smith Barney
                           Westport Futures Fund L.P.
                                Account Statement
                           For the Period December 1,
                            Through December 31, 1997


                                                                      Percent
                                                                     of Average
                                                                     Net Assets
                                                                     ----------

Realized gains from trading                        $6,068,818             6.12
Change in unrealized gains/losses
   from trading                                      (587,942)           (0.59)
                                             -----------------       -----------

                                                    5,480,876             5.53

Less, Brokerage commissions
   and clearing fees ($6,570)                         609,905             0.62
                                             -----------------       -----------

Net realized and unrealized gains                   4,870,971             4.91

Interest Income                                       339,134             0.34
                                             -----------------       -----------

                                                    5,210,105             5.25
                                             -----------------       -----------

Less, Expenses:
   Management fees                                    341,438              0.34
   Incentive fees                                     754,816              0.76
   Offering expenses                                 (161,916)            (0.16)
   Other expenses                                       9,382              0.01
                                             -----------------       -----------

                                                      943,720              0.95
                                             -----------------       -----------

Net Income                                          4,266,385              4.30
                                                                     ===========

Additions (8,668.8617 L.P. units at
November 30, 1997 redemption value
per unit of $968.87)                                8,399,000

Additions (88.7632 G.P. units at
November 30, 1997 redemption value
per unit of $968.87)                                   86,000
                                             -----------------


Increase in net assets                             12,751,385


Net assets, November 30, 1997                      88,504,222
                                             -----------------

Net assets, December 31, 1997                    $101,255,607
                                             =================

Net asset value per unit
  ($101,253,353 / 100,105.5276 units)               $1,011.49
                                             =================




To the best of the knowledge and belief of the undersigned, the information contained herein is accurate and complete.

By: /s/ Daniel A. Dantuono
        Daniel A. Dantuono
        Chief Financial Officer

Smith Barney
Futures Management Inc.
General Partner, Smith Barney
Westport Futures Fund L.P.

                                       3